CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  [10/19/05]

[$882,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,450,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[US Bank, NA]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,617
Total Outstanding Loan Balance	$898,209,110*	Min	Max
Average Loan Current Balance	$194,544	$4,176	$997,377
Weighted Average Original LTV	79.8%**
Weighted Average Coupon	7.17%	4.75%	14.58%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.13%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	90.9%
% Fixed	9.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$900,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	4	1,237,832	0.1	4.94	80.6	675
5.01 - 5.50	69	20,536,661	2.3	5.35	76.1	672
5.51 - 6.00	279	80,067,022	8.9	5.85	77.0	652
6.01 - 6.50	567	147,768,431	16.5	6.34	77.0	650
6.51 - 7.00	950	225,025,634	25.1	6.80	79.2	642
7.01 - 7.50	738	161,723,241	18.0	7.29	80.0	625
7.51 - 8.00	662	129,715,902	14.4	7.78	81.7	615
8.01 - 8.50	309	47,803,193	5.3	8.29	82.1	592
8.51 - 9.00	255	38,864,596	4.3	8.75	83.0	593
9.01 - 9.50	136	14,424,371	1.6	9.27	83.2	578
9.51 - 10.00	163	10,827,154	1.2	9.81	83.9	600
10.01 - 10.50	165	7,376,590	0.8	10.36	92.7	607
10.51 - 11.00	88	5,801,407	0.6	10.78	86.4	584
11.01 - 11.50	139	4,073,486	0.5	11.32	95.2	622
11.51 - 12.00	32	1,044,283	0.1	11.81	92.6	596
12.01 - 12.50	43	1,056,718	0.1	12.42	89.3	579
12.51 - 13.00	12	658,417	0.1	12.80	74.9	535
13.51 - 14.00	1	31,422	0.0	13.75	80.0	570
14.01 - 14.50	4	148,312	0.0	14.18	62.4	586
14.51 - 14.58	1	24,437	0.0	14.58	80.0	636
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
437 - 450	1	49,685	0.0	10.63	90.0	437
451 - 475	6	503,156	0.1	10.77	82.4	468
476 - 500	13	1,551,640	0.2	10.50	71.8	494
501 - 525	137	25,110,337	2.8	8.48	75.3	513
526 - 550	199	41,392,397	4.6	7.97	76.0	539
551 - 575	346	67,689,530	7.5	7.56	77.5	564
576 - 600	736	112,022,048	12.5	7.49	80.3	588
601 - 625	939	171,948,527	19.1	7.15	79.9	613
626 - 650	848	167,703,598	18.7	6.98	80.4	638
651 - 675	659	139,168,569	15.5	6.86	80.4	662
676 - 700	353	81,077,588	9.0	6.89	80.3	687
701 - 725	184	43,637,158	4.9	6.78	80.1	711
726 - 750	104	24,928,585	2.8	6.80	81.3	737
751 - 775	62	14,497,147	1.6	6.69	82.0	761
776 - 800	29	6,753,813	0.8	6.73	79.7	786
801 - 802	1	175,332	0.0	6.20	90.0	802
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,176 - 50,000	501	13,086,254	1.5	10.54	95.0	627
50,001 - 100,000	788	60,787,569	6.8	8.21	80.9	620
100,001 - 150,000	866	107,140,188	11.9	7.50	79.9	620
150,001 - 200,000	675	118,030,544	13.1	7.25	78.5	620
200,001 - 250,000	489	110,378,693	12.3	7.06	78.5	626
250,001 - 300,000	393	107,627,475	12.0	6.92	78.3	631
300,001 - 350,000	280	90,918,052	10.1	6.86	80.1	636
350,001 - 400,000	217	81,236,156	9.0	6.80	80.2	639
400,001 - 450,000	140	59,631,751	6.6	6.73	80.2	646
450,001 - 500,000	105	50,275,376	5.6	6.98	80.9	637
500,001 - 550,000	50	26,124,440	2.9	6.78	81.0	638
550,001 - 600,000	46	26,394,071	2.9	7.02	82.5	635
600,001 - 650,000	31	19,392,560	2.2	6.97	80.4	644
650,001 - 700,000	13	8,754,768	1.0	6.81	80.5	629
700,001 - 750,000	13	9,575,790	1.1	7.10	75.4	663
750,001 - 800,000	2	1,584,925	0.2	6.50	80.0	682
800,001 - 850,000	2	1,672,707	0.2	6.75	71.3	670
850,001 - 900,000	3	2,627,149	0.3	7.74	71.2	637
950,001 - 997,377	3	2,970,642	0.3	7.48	68.8	664
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.44 - 50.00	106	16,175,446	1.8	7.25	42.0	604
50.01 - 55.00	56	11,039,662	1.2	6.95	53.1	606
55.01 - 60.00	72	13,816,172	1.5	7.16	58.0	611
60.01 - 65.00	128	29,984,700	3.3	6.87	63.4	619
65.01 - 70.00	215	48,784,099	5.4	7.10	68.8	613
70.01 - 75.00	303	66,259,556	7.4	7.07	74.0	609
75.01 - 80.00	2,072	447,584,041	49.8	6.90	79.8	642
80.01 - 85.00	347	81,695,805	9.1	7.42	84.4	612
85.01 - 90.00	603	130,278,602	14.5	7.45	89.6	625
90.01 - 95.00	133	23,645,186	2.6	7.73	94.7	642
95.01 - 100.00	582	28,945,840	3.2	9.55	99.9	648
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	1,019	157,389,414	17.5	7.65	81.3	629
0.5	20	2,377,984	0.3	7.25	84.3	630
1.0	279	76,940,460	8.6	7.12	79.9	636
2.0	2,527	529,112,871	58.9	7.03	79.7	630
3.0	733	128,495,479	14.3	7.13	78.4	633
5.0	39	3,892,902	0.4	8.46	72.5	604
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,906	506,499,484	56.4	7.06	80.3	620
Reduced	566	124,751,923	13.9	7.38	81.5	648
No Income/ No Asset	26	3,987,216	0.4	8.44	70.3	634
Stated Income / Stated Assets	1,119	262,970,487	29.3	7.25	78.1	643
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,287	835,904,982	93.1	7.13	79.7	629
Second Home	33	7,464,380	0.8	7.26	84.4	647
Investor	297	54,839,747	6.1	7.66	80.6	649
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,098	340,569,465	37.9	6.81	77.7	639
Florida	563	97,602,761	10.9	7.40	80.4	626
New York	134	36,853,973	4.1	7.17	80.9	644
Arizona	222	35,661,147	4.0	7.23	79.6	627
Illinois	175	32,426,634	3.6	7.41	81.6	613
Nevada	139	30,699,852	3.4	7.25	79.3	619
Maryland	122	29,611,326	3.3	7.10	80.7	617
Virginia	115	25,051,521	2.8	7.37	82.0	623
New Jersey	83	23,846,743	2.7	7.36	80.5	629
Washington	127	23,348,297	2.6	7.03	79.9	632
Oregon	114	18,855,721	2.1	7.17	80.7	638
Colorado	118	18,668,702	2.1	7.05	81.0	635
Texas	189	17,277,210	1.9	8.06	83.1	622
Georgia	135	16,852,294	1.9	7.54	84.0	617
Ohio	144	13,395,737	1.5	7.74	82.7	616
Other	1,139	137,487,726	15.3	7.57	81.7	624
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,437	417,515,784	46.5	7.25	82.4	649
Refinance - Rate Term	140	24,058,898	2.7	7.35	77.1	608
Refinance - Cashout	2,040	456,634,428	50.8	7.08	77.5	615
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	15	3,780,652	0.4	7.27	82.5	616
Arm 2/28	3,065	675,616,018	75.2	7.10	79.8	630
Arm 2/28 - Balloon 40/30	254	63,264,641	7.0	6.81	78.8	617
Arm 3/27	301	57,769,174	6.4	7.24	78.9	638
Arm 3/27 - Balloon 40/30	8	1,788,699	0.2	7.13	80.0	627
Arm 5/25	45	11,686,859	1.3	6.79	76.3	658
Arm 6 Month	9	2,345,948	0.3	6.86	71.8	642
Fixed Balloon 30/15	238	11,156,361	1.2	10.45	98.8	656
Fixed Rate	682	70,800,757	7.9	7.60	78.8	632
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,771	709,987,095	79.0	7.17	79.7	629
PUD	340	77,997,069	8.7	7.04	80.0	634
Condo	279	51,722,024	5.8	7.27	81.1	638
2 Family	166	43,605,607	4.9	7.07	78.7	648
3-4 Family	57	14,522,091	1.6	7.65	79.1	635
Manufactured Housing	4	375,224	0.0	10.80	76.9	579
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	36	8,076,137	1.0	7.01	80.9	658
4.01 - 4.50	72	17,676,359	2.2	6.38	78.9	643
4.51 - 5.00	154	41,968,546	5.1	6.05	79.1	658
5.01 - 5.50	379	89,873,027	11.0	6.45	78.9	646
5.51 - 6.00	1,096	264,674,088	32.4	6.83	79.1	638
6.01 - 6.50	633	133,028,385	16.3	7.12	80.6	633
6.51 - 7.00	980	209,153,713	25.6	7.65	79.7	609
7.01 - 7.50	199	32,074,831	3.9	7.93	80.7	614
7.51 - 8.00	95	13,397,965	1.6	8.52	80.6	591
8.01 - 8.50	32	4,523,450	0.6	8.85	84.6	595
8.51 - 9.25	21	1,805,491	0.2	9.78	78.7	613
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	62	6,066,435	0.7	9.91	74.4	585
4 - 6	34	3,600,356	0.4	9.13	76.2	614
7 - 9	3	434,938	0.1	8.62	90.4	581
10 - 12	13	3,447,352	0.4	7.14	81.9	621
13 - 15	6	1,609,367	0.2	6.95	74.2	668
16 - 18	16	3,721,093	0.5	7.08	81.2	609
19 - 21	1,351	320,128,957	39.2	7.07	80.8	624
22 - 24	1,907	409,623,228	50.2	7.06	78.9	634
25 - 27	1	220,096	0.0	7.26	53.5	549
28 - 30	7	948,430	0.1	7.21	83.3	627
31 - 33	74	17,018,757	2.1	6.94	78.9	638
34 - 36	178	37,746,123	4.6	7.03	79.1	645
37 >=	45	11,686,859	1.4	6.79	76.3	658
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	98	28,746,786	3.5	5.81	79.3	662
11.51 - 12.00	198	56,196,160	6.9	6.06	79.6	657
12.01 - 12.50	421	105,962,054	13.0	6.38	78.2	654
12.51 - 13.00	745	176,975,227	21.7	6.68	78.8	642
13.01 - 13.50	579	129,728,737	15.9	7.02	78.7	628
13.51 - 14.00	528	119,742,367	14.7	7.33	80.4	621
14.01 - 14.50	341	72,254,278	8.9	7.59	79.8	609
14.51 - 15.00	350	64,881,262	7.9	8.02	82.1	612
15.01 - 15.50	147	23,911,040	2.9	8.46	82.6	600
15.51 - 16.00	125	21,037,159	2.6	8.91	81.4	586
16.01 - 16.50	60	7,635,469	0.9	9.35	83.1	560
16.51 - 17.00	43	4,275,871	0.5	10.12	77.6	567
17.01 - 17.50	23	1,838,120	0.2	10.36	80.2	561
17.51 - 18.00	14	1,696,279	0.2	10.84	74.7	521
18.01 - 21.20	25	1,371,181	0.2	12.28	72.9	561
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	4	836,700	0.1	6.51	77.5	669
4.51 - 5.50	85	24,269,304	3.0	5.47	75.9	666
5.51 - 6.00	281	79,242,767	9.7	5.88	77.3	650
6.01 - 6.50	535	139,722,223	17.1	6.37	77.6	649
6.51 - 7.00	869	211,125,845	25.9	6.82	79.4	640
7.01 - 7.50	641	141,448,752	17.3	7.29	80.4	625
7.51 - 8.00	574	116,137,923	14.2	7.79	81.9	615
8.01 - 8.50	269	44,275,522	5.4	8.30	82.4	591
8.51 - 9.00	215	34,337,709	4.2	8.76	83.0	589
9.01 - 9.50	87	11,824,125	1.4	9.27	80.7	567
9.51 - 10.00	54	6,078,519	0.7	9.83	76.1	561
10.01 - 10.50	26	2,178,109	0.3	10.29	80.0	557
10.51 - 11.00	26	3,098,088	0.4	10.76	74.8	536
11.01 - 11.50	11	668,977	0.1	11.24	79.7	604
11.51 - 12.00	5	285,483	0.0	11.86	75.4	528
12.01 - 12.50	5	264,964	0.0	12.40	68.0	550
12.51 - 14.58	10	456,982	0.1	13.39	70.6	554
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	7	1,560,715	0.2	6.87	74.0	615
1.50	68	19,291,969	2.4	6.72	78.5	642
2.00	1,060	277,914,611	34.0	7.02	80.9	630
3.00	2,562	517,484,697	63.4	7.13	79.0	630
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,689	346,666,632	42.5	6.98	78.9	640
1.50	1,260	278,446,644	34.1	7.21	81.7	624
2.00	748	191,138,716	23.4	7.11	77.7	621
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,438	568,778,269	63.3	7.45	79.9	618
24	26	6,972,607	0.8	6.74	80.0	640
36	6	2,539,249	0.3	6.98	82.6	643
60	1,045	292,064,223	32.5	6.68	79.3	652
120	102	27,854,762	3.1	6.69	80.7	659
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 33.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,899
Total Outstanding Loan Balance	$304,788,426*	Min	Max
Average Loan Current Balance	$160,499	$9,988	$605,000
Weighted Average Original LTV	79.3%**
Weighted Average Coupon	7.17%	4.75%	14.24%
Arm Weighted Average Coupon	7.09%
Fixed Weighted Average Coupon	7.97%
Weighted Average Margin	6.10%	3.25%	9.00%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	91.3%
% Fixed	8.7%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$306,500,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	2	462,832	0.2	4.84	77.4	672
5.01 - 5.50	40	9,142,639	3.0	5.32	74.0	671
5.51 - 6.00	136	30,890,414	10.1	5.85	74.2	645
6.01 - 6.50	227	46,871,485	15.4	6.33	75.7	642
6.51 - 7.00	357	68,259,573	22.4	6.81	77.7	633
7.01 - 7.50	300	53,701,662	17.6	7.28	80.4	626
7.51 - 8.00	287	47,742,377	15.7	7.78	82.8	614
8.01 - 8.50	138	18,530,377	6.1	8.29	83.2	609
8.51 - 9.00	109	13,926,169	4.6	8.75	85.1	605
9.01 - 9.50	56	5,004,063	1.6	9.30	82.1	586
9.51 - 10.00	70	3,869,243	1.3	9.83	84.0	612
10.01 - 10.50	63	2,512,081	0.8	10.33	89.4	598
10.51 - 11.00	37	1,532,254	0.5	10.80	86.9	598
11.01 - 11.50	43	1,374,367	0.5	11.28	90.9	630
11.51 - 12.00	20	433,478	0.1	11.83	98.3	619
12.01 - 12.50	9	385,704	0.1	12.40	85.8	584
12.51 - 13.00	2	47,458	0.0	12.78	98.9	634
14.01 - 14.24	3	102,252	0.0	14.18	61.2	603
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
472 - 475	2	155,488	0.1	10.89	87.9	473
476 - 500	3	604,513	0.2	9.99	78.9	496
501 - 525	39	6,763,453	2.2	8.26	74.8	512
526 - 550	71	13,352,206	4.4	7.85	75.7	538
551 - 575	122	22,681,597	7.4	7.52	77.1	564
576 - 600	262	39,004,697	12.8	7.42	79.4	588
601 - 625	402	62,947,109	20.7	7.17	79.7	613
626 - 650	414	65,232,165	21.4	7.04	79.7	638
651 - 675	281	45,018,389	14.8	6.88	80.8	662
676 - 700	148	25,911,328	8.5	6.85	78.4	687
701 - 725	71	11,150,157	3.7	6.93	79.2	710
726 - 750	41	5,344,564	1.8	7.00	80.7	737
751 - 775	27	3,902,932	1.3	6.64	82.1	761
776 - 800	15	2,544,497	0.8	7.07	79.2	783
801 - 802	1	175,332	0.1	6.20	90.0	802
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,988 - 50,000	217	6,000,505	2.0	10.42	94.8	640
50,001 - 100,000	343	26,432,465	8.7	8.05	81.8	630
100,001 - 150,000	414	51,322,875	16.8	7.37	80.6	630
150,001 - 200,000	315	55,331,321	18.2	7.08	77.8	626
200,001 - 250,000	247	55,756,062	18.3	6.95	78.1	631
250,001 - 300,000	205	56,132,504	18.4	6.85	77.8	626
300,001 - 350,000	124	40,433,255	13.3	6.77	78.8	624
350,001 - 400,000	22	7,839,725	2.6	6.95	81.1	627
400,001 - 450,000	8	3,462,755	1.1	6.72	80.4	664
450,001 - 500,000	2	941,118	0.3	7.11	79.8	615
500,001 - 550,000	1	530,842	0.2	7.65	80.0	620
600,001 - 605,000	1	605,000	0.2	8.54	77.1	614
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
22.95 - 50.00	53	8,196,760	2.7	7.14	43.1	615
50.01 - 55.00	29	5,851,789	1.9	6.62	52.9	614
55.01 - 60.00	34	7,000,705	2.3	6.94	58.3	612
60.01 - 65.00	55	10,655,843	3.5	6.64	63.3	633
65.01 - 70.00	86	18,428,144	6.0	6.78	68.8	616
70.01 - 75.00	115	24,093,600	7.9	6.82	74.0	622
75.01 - 80.00	783	131,415,927	43.1	6.97	79.6	633
80.01 - 85.00	159	28,702,441	9.4	7.35	84.1	616
85.01 - 90.00	272	48,310,200	15.9	7.52	89.6	628
90.01 - 95.00	75	11,434,300	3.8	7.86	94.7	643
95.01 - 100.00	238	10,698,718	3.5	9.30	99.9	645
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	384	53,704,037	17.6	7.63	82.6	630
0.5	4	417,681	0.1	7.44	86.7	654
1.0	114	22,988,736	7.5	7.17	76.8	626
2.0	1,065	178,998,180	58.7	7.05	78.9	626
3.0	332	48,679,791	16.0	7.08	77.9	636
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,166	176,972,122	58.1	7.01	80.4	624
Reduced	214	30,247,691	9.9	7.67	81.0	636
No Income/ No Asset	10	1,545,084	0.5	8.19	69.0	666
Stated Income / Stated Assets	509	96,023,530	31.5	7.29	76.7	633
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,722	277,323,034	91.0	7.11	78.9	626
Second Home	22	3,869,804	1.3	7.48	83.2	645
Investor	155	23,595,588	7.7	7.81	82.3	653
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	412	97,350,468	31.9	6.73	73.2	620
Florida	233	35,475,251	11.6	7.32	80.7	630
Illinois	103	17,949,636	5.9	7.32	83.2	628
Maryland	68	13,197,354	4.3	7.01	82.3	633
New York	58	12,638,621	4.1	7.38	79.7	633
Arizona	87	11,957,943	3.9	7.26	81.3	646
Nevada	47	8,780,821	2.9	7.30	80.2	630
Virginia	47	8,156,010	2.7	7.18	83.4	639
Washington	53	7,952,197	2.6	7.01	80.9	636
New Jersey	34	7,625,134	2.5	7.39	84.4	626
Colorado	52	7,367,254	2.4	7.05	81.8	635
Oregon	51	7,083,237	2.3	7.19	82.2	652
Michigan	69	6,806,622	2.2	7.79	83.3	621
Texas	64	5,151,690	1.7	7.82	83.2	632
Massachusetts	23	5,045,934	1.7	7.42	81.0	626
Other	498	52,250,254	17.1	7.62	83.3	629
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	899	104,889,030	34.4	7.51	83.4	642
Refinance - Rate Term	94	14,388,538	4.7	7.39	79.3	602
Refinance - Cashout	906	185,510,859	60.9	6.96	76.9	623
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	11	2,152,981	0.7	7.43	81.8	601
Arm 2/28	1,239	221,952,180	72.8	7.13	79.3	627
Arm 2/28 - Balloon 40/30	157	29,774,525	9.8	6.71	78.0	615
Arm 3/27	123	19,948,378	6.5	7.21	77.7	638
Arm 3/27 - Balloon 40/30	3	307,226	0.1	6.95	80.0	645
Arm 5/25	15	2,947,664	1.0	6.59	76.8	656
Arm 6 Month	6	1,067,733	0.4	7.83	79.3	631
Fixed Balloon 30/15	115	3,809,671	1.2	10.46	99.5	648
Fixed Rate	230	22,828,068	7.5	7.55	78.7	650
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,549	241,931,166	79.4	7.16	79.0	626
PUD	110	20,420,135	6.7	6.99	80.4	642
Condo	129	18,895,746	6.2	7.37	81.7	629
2 Family	75	15,008,316	4.9	7.00	77.9	646
3-4 Family	35	8,400,130	2.8	7.69	79.7	634
Manufactured Housing	1	132,933	0.0	11.13	70.0	624
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	21	4,018,282	1.4	7.05	80.4	649
4.01 - 4.50	48	10,154,031	3.7	6.38	78.8	646
4.51 - 5.00	63	13,003,057	4.7	6.07	78.4	651
5.01 - 5.50	140	26,359,825	9.5	6.49	78.5	633
5.51 - 6.00	498	95,233,232	34.2	6.80	77.3	637
6.01 - 6.50	236	38,867,647	14.0	7.18	81.0	627
6.51 - 7.00	432	75,217,843	27.0	7.67	79.5	606
7.01 - 7.50	76	10,875,807	3.9	8.06	83.5	610
7.51 - 8.00	22	2,980,596	1.1	8.36	84.6	592
8.01 - 8.50	7	668,785	0.2	9.21	86.8	607
8.51 - 9.00	11	771,583	0.3	9.55	78.0	660
Total:	1,554	278,150,687	100.0	7.09	79.0	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	27	2,391,757	0.9	10.26	72.8	603
4 - 6	13	1,360,389	0.5	8.68	80.9	633
7 - 9	2	333,300	0.1	8.63	89.0	571
10 - 2	9	1,819,682	0.7	7.21	80.5	606
13 - 15	1	243,000	0.1	6.25	47.2	589
16 - 18	11	2,001,011	0.7	7.37	81.7	586
19 - 21	660	121,703,984	43.8	7.10	80.6	622
22 - 24	709	126,462,321	45.5	7.03	77.8	629
25 - 27	1	220,096	0.1	7.26	53.5	549
28 - 30	4	590,115	0.2	6.97	83.9	655
31 - 33	36	6,363,042	2.3	6.87	76.2	643
34 - 36	66	11,714,328	4.2	6.97	79.2	642
37 >=	15	2,947,664	1.1	6.59	76.8	656
Total:	1,554	278,150,687	100.0	7.09	79.0	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	44	9,843,683	3.5	5.74	76.8	661
11.51 - 12.00	69	15,111,668	5.4	5.90	77.9	646
12.01 - 12.50	158	30,969,943	11.1	6.28	77.4	651
12.51 - 13.00	309	59,826,563	21.5	6.62	77.5	634
13.01 - 13.50	251	46,788,160	16.8	6.96	78.9	627
13.51 - 14.00	207	38,456,679	13.8	7.32	79.7	611
14.01 - 14.50	145	25,391,627	9.1	7.59	78.5	613
14.51 - 15.00	170	27,917,037	10.0	8.02	83.4	616
15.01 - 15.50	84	11,837,950	4.3	8.46	80.8	606
15.51 - 16.00	52	6,624,637	2.4	8.85	83.7	607
16.01 - 16.50	22	2,248,869	0.8	9.47	83.8	557
16.51 - 17.00	19	1,493,331	0.5	10.06	80.8	589
17.01 - 17.50	12	831,842	0.3	10.43	76.1	573
17.51 - 18.00	4	238,538	0.1	10.83	70.6	582
18.01 - 21.19	8	570,162	0.2	12.00	72.0	586
Total:	1,554	278,150,687	100.0	7.09	79.0	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.67 - 4.50	3	479,700	0.2	6.70	83.1	645
4.51 - 5.50	47	10,628,481	3.8	5.40	73.4	663
5.51 - 6.00	141	31,178,632	11.2	5.90	74.7	644
6.01 - 6.50	213	44,132,539	15.9	6.34	76.3	642
6.51 - 7.00	328	64,234,137	23.1	6.86	78.0	628
7.01 - 7.50	270	47,397,996	17.0	7.30	80.7	624
7.51 - 8.00	248	41,893,466	15.1	7.78	83.1	614
8.01 - 8.50	123	17,149,197	6.2	8.30	83.5	608
8.51 - 9.00	94	12,770,029	4.6	8.78	85.0	599
9.01 - 9.50	32	4,038,294	1.5	9.30	77.4	576
9.51 - 10.00	20	1,736,072	0.6	9.81	76.5	582
10.01 - 10.50	14	1,053,499	0.4	10.31	77.1	548
10.51 - 11.00	9	672,060	0.2	10.74	71.7	568
11.01 - 11.50	7	505,773	0.2	11.18	78.6	621
11.51 - 12.00	1	38,984	0.0	11.75	85.0	638
12.01 - 12.50	2	159,510	0.1	12.50	66.9	529
12.51 - 14.19	2	82,318	0.0	14.16	62.3	611
Total:	1,554	278,150,687	100.0	7.09	79.0	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4	669,243	0.2	7.54	77.9	608
1.50	34	7,869,186	2.8	6.92	76.4	626
2.00	532	105,982,525	38.1	7.06	80.2	626
3.00	984	163,629,734	58.8	7.12	78.4	627
Total:	1,554	278,150,687	100.0	7.09	79.0	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	584	96,361,850	34.6	6.97	78.4	633
1.50	584	103,639,607	37.3	7.31	81.9	621
2.00	386	78,149,230	28.1	6.96	76.0	625
Total:	1,554	278,150,687	100.0	7.09	79.0	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,418	203,450,589	66.8	7.42	79.9	621
24	14	3,748,420	1.2	6.66	79.0	634
36	2	706,600	0.2	8.42	77.5	613
60	428	89,050,767	29.2	6.64	77.5	643
120	37	7,832,050	2.6	6.68	81.8	663
Total:	1,899	304,788,426	100.0	7.17	79.3	628

*

Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 2 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 38.4% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,718
Total Outstanding Loan Balance	$593,420,683*	Min	Max
Average Loan Current Balance	$218,330	$4,176	$997,377
Weighted Average Original LTV	80.0%**
Weighted Average Coupon	7.17%	5.00%	14.58%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	8.00%
Weighted Average Margin	6.14%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	90.7%
% Fixed	9.3%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$593,500,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.00	2	775,000	0.1	5.00	82.5	676
5.01 - 5.50	29	11,394,021	1.9	5.38	77.9	673
5.51 - 6.00	143	49,176,608	8.3	5.85	78.7	657
6.01 - 6.50	340	100,896,946	17.0	6.35	77.6	653
6.51 - 7.00	593	156,766,061	26.4	6.80	79.8	646
7.01 - 7.50	438	108,021,580	18.2	7.29	79.7	625
7.51 - 8.00	375	81,973,525	13.8	7.78	81.1	615
8.01 - 8.50	171	29,272,816	4.9	8.29	81.5	581
8.51 - 9.00	146	24,938,427	4.2	8.75	81.8	586
9.01 - 9.50	80	9,420,308	1.6	9.26	83.8	573
9.51 - 10.00	93	6,957,911	1.2	9.80	83.9	594
10.01 - 10.50	102	4,864,509	0.8	10.38	94.5	612
10.51 - 11.00	51	4,269,153	0.7	10.77	86.2	579
11.01 - 11.50	96	2,699,119	0.5	11.35	97.4	618
11.51 - 12.00	12	610,805	0.1	11.79	88.6	579
12.01 - 12.50	34	671,014	0.1	12.43	91.3	576
12.51 - 13.00	10	610,959	0.1	12.80	73.1	527
13.51 - 14.00	1	31,422	0.0	13.75	80.0	570
14.01 - 14.50	1	46,061	0.0	14.20	65.0	550
14.51 - 14.58	1	24,437	0.0	14.58	80.0	636
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
437 - 450	1	49,685	0.0	10.63	90.0	437
451 - 475	4	347,668	0.1	10.72	80.0	465
476 - 500	10	947,127	0.2	10.83	67.2	492
501 - 525	98	18,346,884	3.1	8.56	75.5	514
526 - 550	128	28,040,190	4.7	8.03	76.2	539
551 - 575	224	45,007,933	7.6	7.58	77.7	564
576 - 600	474	73,017,351	12.3	7.53	80.8	588
601 - 625	537	109,001,418	18.4	7.14	80.1	613
626 - 650	434	102,471,433	17.3	6.94	80.9	638
651 - 675	378	94,150,180	15.9	6.86	80.3	662
676 - 700	205	55,166,259	9.3	6.91	81.3	687
701 - 725	113	32,487,001	5.5	6.73	80.5	712
726 - 750	63	19,584,022	3.3	6.74	81.4	738
751 - 775	35	10,594,216	1.8	6.72	81.9	761
776 - 800	14	4,209,316	0.7	6.53	79.9	787
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,176 - 50,000	284	7,085,749	1.2	10.64	95.1	616
50,001 - 100,000	445	34,355,104	5.8	8.32	80.1	613
100,001 - 150,000	452	55,817,313	9.4	7.62	79.2	610
150,001 - 200,000	360	62,699,223	10.6	7.39	79.2	615
200,001 - 250,000	242	54,622,631	9.2	7.17	79.0	622
250,001 - 300,000	188	51,494,971	8.7	7.00	78.8	636
300,001 - 350,000	156	50,484,796	8.5	6.93	81.1	646
350,001 - 400,000	195	73,396,431	12.4	6.79	80.1	640
400,001 - 450,000	132	56,168,996	9.5	6.73	80.2	645
450,001 - 500,000	103	49,334,258	8.3	6.98	80.9	637
500,001 - 550,000	49	25,593,598	4.3	6.76	81.0	638
550,001 - 600,000	46	26,394,071	4.4	7.02	82.5	635
600,001 - 650,000	30	18,787,560	3.2	6.92	80.6	645
650,001 - 700,000	13	8,754,768	1.5	6.81	80.5	629
700,001 - 750,000	13	9,575,790	1.6	7.10	75.4	663
750,001 - 800,000	2	1,584,925	0.3	6.50	80.0	682
800,001 - 850,000	2	1,672,707	0.3	6.75	71.3	670
850,001 - 900,000	3	2,627,149	0.4	7.74	71.2	637
950,001 - 997,377	3	2,970,642	0.5	7.48	68.8	664
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.44 - 50.00	53	7,978,685	1.3	7.36	40.9	592
50.01 - 55.00	27	5,187,873	0.9	7.32	53.3	596
55.01 - 60.00	38	6,815,467	1.1	7.38	57.7	611
60.01 - 65.00	73	19,328,857	3.3	6.99	63.4	611
65.01 - 70.00	129	30,355,955	5.1	7.30	68.9	611
70.01 - 75.00	188	42,165,957	7.1	7.22	74.0	602
75.01 - 80.00	1,289	316,168,114	53.3	6.87	79.9	645
80.01 - 85.00	188	52,993,365	8.9	7.46	84.5	609
85.01 - 90.00	331	81,968,402	13.8	7.40	89.6	623
90.01 - 95.00	58	12,210,886	2.1	7.61	94.6	641
95.01 - 100.00	344	18,247,122	3.1	9.69	100.0	650
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	635	103,685,377	17.5	7.65	80.7	629
0.5	16	1,960,303	0.3	7.20	83.8	625
1.0	165	53,951,724	9.1	7.10	81.2	640
2.0	1,462	350,114,691	59.0	7.02	80.0	632
3.0	401	79,815,688	13.5	7.17	78.7	632
5.0	39	3,892,902	0.7	8.46	72.5	604
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,740	329,527,362	55.5	7.09	80.2	618
Reduced	352	94,504,232	15.9	7.29	81.7	651
No Income/ No Asset	16	2,442,133	0.4	8.60	71.1	613
Stated Income / Stated Assets	610	166,946,957	28.1	7.23	78.9	648
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,565	558,581,948	94.1	7.15	80.0	631
Second Home	11	3,594,576	0.6	7.02	85.8	650
Investor	142	31,244,159	5.3	7.56	79.3	647
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	686	243,218,997	41.0	6.84	79.5	646
Florida	330	62,127,510	10.5	7.44	80.2	624
New York	76	24,215,353	4.1	7.06	81.5	650
Arizona	135	23,703,204	4.0	7.22	78.8	617
Nevada	92	21,919,031	3.7	7.23	78.9	615
Virginia	68	16,895,510	2.8	7.46	81.3	615
Georgia	133	16,733,600	2.8	7.53	84.0	618
Maryland	54	16,413,972	2.8	7.17	79.5	604
New Jersey	49	16,221,610	2.7	7.34	78.6	630
Washington	74	15,396,100	2.6	7.04	79.4	630
Illinois	72	14,476,998	2.4	7.52	79.6	595
Texas	125	12,125,520	2.0	8.16	83.1	617
Oregon	63	11,772,484	2.0	7.17	79.7	630
Colorado	66	11,301,448	1.9	7.05	80.4	635
Ohio	86	8,731,033	1.5	7.64	80.7	612
Other	609	78,168,314	13.2	7.56	80.7	621
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,538	312,626,754	52.7	7.16	82.1	651
Refinance - Rate Term	46	9,670,360	1.6	7.30	73.8	616
Refinance - Cashout	1,134	271,123,569	45.7	7.16	77.9	610
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	4	1,627,670	0.3	7.05	83.4	637
Arm 2/28	1,826	453,663,838	76.4	7.09	80.0	632
Arm 2/28 - Balloon 40/30	97	33,490,116	5.6	6.89	79.4	619
Arm 3/27	178	37,820,796	6.4	7.25	79.5	637
Arm 3/27 - Balloon 40/30	5	1,481,474	0.2	7.17	80.0	623
Arm 5/25	30	8,739,195	1.5	6.86	76.2	659
Arm 6 Month	3	1,278,215	0.2	6.06	65.5	651
Fixed Balloon 30/15	123	7,346,690	1.2	10.45	98.5	661
Fixed Rate	452	47,972,689	8.1	7.62	78.9	624
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,222	468,055,929	78.9	7.17	80.1	630
PUD	230	57,576,933	9.7	7.06	79.9	631
Condo	150	32,826,278	5.5	7.22	80.7	643
2 Family	91	28,597,291	4.8	7.11	79.1	648
3-4 Family	22	6,121,961	1.0	7.60	78.1	637
Manufactured Housing	3	242,291	0.0	10.63	80.7	554
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	15	4,057,855	0.8	6.96	81.4	667
4.01 - 4.50	24	7,522,327	1.4	6.38	78.9	640
4.51 - 5.00	91	28,965,489	5.4	6.04	79.4	661
5.01 - 5.50	239	63,513,202	11.8	6.44	79.0	652
5.51 - 6.00	598	169,440,856	31.5	6.84	80.1	639
6.01 - 6.50	397	94,160,738	17.5	7.09	80.4	635
6.51 - 7.00	548	133,935,870	24.9	7.63	79.8	611
7.01 - 7.50	123	21,199,024	3.9	7.86	79.2	616
7.51 - 8.00	73	10,417,370	1.9	8.57	79.5	590
8.01 - 8.50	25	3,854,665	0.7	8.79	84.3	592
8.51 - 9.25	10	1,033,908	0.2	9.96	79.2	577
Total:	2,143	538,101,304	100.0	7.08	79.9	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	35	3,674,677	0.7	9.68	75.4	573
4 - 6	21	2,239,967	0.4	9.40	73.4	602
7 - 9	1	101,638	0.0	8.60	95.0	616
10 - 12	4	1,627,670	0.3	7.05	83.4	637
13 - 15	5	1,366,367	0.3	7.07	79.1	682
16 - 18	5	1,720,083	0.3	6.75	80.5	635
19 - 21	691	198,424,973	36.9	7.05	80.9	625
22 - 24	1,198	283,160,907	52.6	7.07	79.4	636
28 - 30	3	358,315	0.1	7.62	82.4	582
31 - 33	38	10,655,715	2.0	6.97	80.5	636
34 - 36	112	26,031,796	4.8	7.05	79.1	646
37 >=	30	8,739,195	1.6	6.86	76.2	659
Total:	2,143	538,101,304	100.0	7.08	79.9	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	54	18,903,102	3.5	5.85	80.6	663
11.51 - 12.00	129	41,084,491	7.6	6.12	80.2	660
12.01 - 12.50	263	74,992,111	13.9	6.42	78.6	655
12.51 - 13.00	436	117,148,664	21.8	6.72	79.5	645
13.01 - 13.50	328	82,940,577	15.4	7.05	78.7	628
13.51 - 14.00	321	81,285,688	15.1	7.34	80.8	625
14.01 - 14.50	196	46,862,652	8.7	7.59	80.5	607
14.51 - 15.00	180	36,964,225	6.9	8.02	81.2	610
15.01 - 15.50	63	12,073,090	2.2	8.46	84.4	593
15.51 - 16.00	73	14,412,522	2.7	8.93	80.4	577
16.01 - 16.50	38	5,386,600	1.0	9.30	82.7	561
16.51 - 17.00	24	2,782,541	0.5	10.16	75.8	555
17.01 - 17.50	11	1,006,278	0.2	10.30	83.5	551
17.51 - 18.00	10	1,457,741	0.3	10.84	75.4	512
18.01 21.20	17	801,020	0.1	12.48	73.6	542
Total:	2,143	538,101,304	100.0	7.08	79.9	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	1	357,000	0.1	6.25	70.0	700
4.51 - 5.50	38	13,640,823	2.5	5.52	77.9	669
5.51 - 6.00	140	48,064,135	8.9	5.87	79.0	654
6.01 - 6.50	322	95,589,685	17.8	6.38	78.2	653
6.51 - 7.00	541	146,891,708	27.3	6.80	80.0	646
7.01 - 7.50	371	94,050,756	17.5	7.29	80.3	626
7.51 - 8.00	326	74,244,457	13.8	7.79	81.1	615
8.01 - 8.50	146	27,126,325	5.0	8.30	81.7	580
8.51 - 9.00	121	21,567,680	4.0	8.75	81.7	584
9.01 - 9.50	55	7,785,831	1.4	9.26	82.5	563
9.51 - 10.00	34	4,342,447	0.8	9.83	75.9	553
10.01 - 10.50	12	1,124,610	0.2	10.28	82.8	566
10.51 - 11.00	17	2,426,028	0.5	10.77	75.6	528
11.01 - 11.50	4	163,203	0.0	11.42	83.2	550
11.51 - 12.00	4	246,499	0.0	11.87	73.8	511
12.01 - 12.50	3	105,454	0.0	12.25	69.6	580
12.51 - 14.58	8	374,664	0.1	13.22	72.5	541
Total:	2,143	538,101,304	100.0	7.08	79.9	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3	891,472	0.2	6.37	71.1	620
1.50	34	11,422,783	2.1	6.58	80.0	653
2.00	528	171,932,086	32.0	7.00	81.3	632
3.00	1,578	353,854,963	65.8	7.14	79.2	631
Total:	2,143	538,101,304	100.0	7.08	79.9	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,105	250,304,782	46.5	6.98	79.1	642
1.50	676	174,807,037	32.5	7.15	81.6	627
2.00	362	112,989,485	21.0	7.21	79.0	618
Total:	2,143	538,101,304	100.0	7.08	79.9	632

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	2,020	365,327,680	61.6	7.46	79.9	617
24	12	3,224,187	0.5	6.84	81.1	647
36	4	1,832,649	0.3	6.43	84.5	655
60	617	203,013,456	34.2	6.70	80.1	656
120	65	20,022,712	3.4	6.69	80.3	658
Total:	2,718	593,420,683	100.0	7.17	80.0	632

*

Note, for second liens, CLTV is employed in this calculation.